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                               EXHIBIT 10.9

                        GENERAL SECURITY AGREEMENT
                              (Floating Lien)


          SECURITY AGREEMENT, dated as of October 31, 1994, between FAMILY BOOKSTORES COMPANY, INC., a corporation incorporated under the laws of Michigan (the "DEBTOR"), and BANK OF SCOTLAND, as agent for the financial institutions (the "BANKS") from time to time party to the Loan Agreement referred to below (said agent, in such capacity, the "SECURED PARTY");

                           W I T N E S S E T H :

          WHEREAS, the Debtor and the Secured Party are parties to a Loan Agreement (herein, as at any time amended, extended, restated, renewed or modified, the "LOAN AGREEMENT") dated as of the date hereof, pursuant to which the Banks have agreed, subject to the terms and conditions set forth therein, to extend loans to the Debtor in accordance with the terms thereof; and

          WHEREAS, it is a condition to the extension of credit by the Banks pursuant to the Loan Agreement that the Debtor enter into this Agreement and grant to the Secured Party the security interest provided for herein;

          NOW, THEREFORE, FOR VALUE RECEIVED, IT IS AGREED:

          Section 1. TERMS. Unless otherwise defined herein, terms used in this Agreement (including the schedules hereto) and defined in the Loan Agreement shall have the meaning specified therefor in the Loan Agreement. As used herein the following terms shall have the meanings specified and shall include in the singular number the plural and in the plural number the singular:

          "ACCOUNTS" has the meaning specified therefor in clause (ii) of the definition of Collateral.

          "ASSIGNED AGREEMENTS" shall mean all contracts and agreements of the Debtor, including, without limitation, the agreements described in
Schedule 3 annexed hereto.

          "COLLATERAL" means all of the Debtor's right, title and interest in and under or arising out of each and all of the following:

               All personal property and fixtures of the Debtor of any type or description, wherever located and now existing or hereafter arising or acquired, including but not limited to the following:



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                    (i)  all of the Debtor's goods including, without
                         limitation:

                         (a) all inventory, whether raw materials, in process or finished, all material or equipment usable in processing the same and all documents of title covering any inventory (all of the foregoing, "INVENTORY"), including without limitation that located at the locations listed on Schedule 1 annexed hereto;

                         (b) all equipment (the "EQUIPMENT") employed in connection with the Debtor's business, together with all present and future additions, attachments and accessions thereto and all substitutions therefor and replacements thereof, including without limitation that located at the locations listed on Schedule 1 annexed hereto;

                    (ii) all of the Debtor's present and future accounts,
                         accounts receivable, general intangibles, contracts and contract rights (herein sometimes referred to as "ACCOUNTS"), including but not limited to the Debtor's rights (including rights to payment) under all Assigned Agreements and all other Accounts listed in Schedule 3 annexed hereto (and any supplement thereto) and under all Patents and Trademarks listed in Schedule 4 annexed hereto (and any supplements thereto), together with

                         (a) all claims, rights, powers or privileges and remedies of the Debtor relating thereto or arising in connection therewith including, without limitation, all rights of the Debtor to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or any property which is the subject of the Assigned Agreements, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action which (in the opinion of the Secured Party)


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                              may be necessary or advisable in connection
                              with any of the foregoing,

                         (b)  all liens, security, guaranties,
                              endorsements, warranties and indemnities and all insurance and claims for insurance relating thereto or arising in connection therewith,

                         (c) all rights to property forming the subject matter of the Accounts including, without limitation, rights to stoppage in transit and rights to returned or repossessed property,

                         (d) all writings relating thereto or arising in connection therewith including without limitation, all notes, contracts, security agreements, guaranties, chattel paper and other evidence of indebtedness or security, all powers-of-attorney, all books, records, ledger cards and invoices, all credit information, reports or memorandums and all evidence of filings or registrations relating thereto,

                         (e)  all inventions, processes, recipes,
                              production methods, proprietary information, know-how and trade secrets used or useful in the business of the Debtor, all copyrights, all trade names, service marks, logos, and the like owned or used by the Debtor and used or useful in the business of the Debtor and goodwill relating to the same; and all licenses or other agreements granted to the Debtor with respect to any of the foregoing, in each case whether now or hereafter owned or used, all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs, and the like pertaining to operations by the Debtor in, on or about any of its plants or warehouses, all field repair data, sales data and other information relating to sales or


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                              service of products now or hereafter
                              manufactured on or about any of its plants, and all accounting information pertaining to operations in, on or about any of its plants, and all media in which or on which any of the information or knowledge or data is stored or contained, and all computer programs used for the compilation or printout of such information, knowledge, records or data, and

                         (f)  all accounts, contract rights, general
                              intangibles and other property rights of any nature whatsoever arising out of or in connection with the foregoing, including without limitation, payments due and to become due, whether as repayments, reimbursements, contractual obligations, indemnities, damages or otherwise;

                  (iii) all other personal property of the Debtor of any nature whatsoever, including, without limitation, all accounts, bank accounts, deposits, credit balances, contract rights, inventory, general intangibles, goods, equipment, instruments, chattel paper, machinery, furniture, furnishings, fixtures, tools, supplies, appliances, plans and drawings, together with all customer and supplier lists and records of the business, and all property from time to time described in any financing statement (UCC-1) signed by the Debtor naming the Secured Party as secured party; and

                    (iv) all additions, accessions, replacements,
                         substitutions or improvements and all products and proceeds including, without limitation, proceeds of insurance, of any and all of the Collateral described in clauses (i) through (iii) above.

          "INSTRUMENT" shall have the meaning specified in Article 9 of the Uniform Commercial Code, as in effect from time to time in the State of New York.

          "MATERIAL ASSIGNED AGREEMENTS" shall mean all Assigned Agreements which are (x) material to the business, properties, operations, prospects or condition (financial or otherwise) of the Debtor, or (y) Material Agreements.




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          "PATENTS" shall mean (i) all United States or other patents which
Debtor may from time to time possess or be otherwise entitled to use, including without limitation those (if any) listed on Schedule 4 to this Agreement and all licenses of United States or other patents which Debtor may from time to time possess or be otherwise entitled to use, including without limitation those (if any) listed on said Schedule 4 (together with the patents described in Section 7(g) hereof), (ii) all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (iii) the right to sue for past, present and future infringements of the foregoing, and (iv) all rights corresponding to all of the foregoing throughout the world.

          "PERMITTED LIENS" shall mean Liens permitted by Section 8.2 of the Loan Agreement.

          "SECURED OBLIGATIONS" means the principal of, and interest on, the Loans and the Notes and all other obligations of the Debtor, now existing or hereafter arising (including future advances) under this Agreement, the Loan Agreement, the other Loan Documents and any other agreement or instrument executed by Debtor in connection with any of the foregoing.

          "TRADEMARKS" shall mean (i) all United States or other trademarks which Debtor may from time to time possess or be otherwise entitled to use, including without limitation those (if any) listed on Schedule 4 to this Agreement, together with the goodwill of the business connected with the use of, and symbolized by, such trademarks (together with the trademarks described in Section 7(g) hereof), (ii) all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof,
(iii) the right to sue for past, present and future infringements of the foregoing, and (iv) all rights corresponding to all of the foregoing throughout the world.

          Section 2. SECURITY INTERESTS. As security for the payment and performance of all Secured Obligations the Debtor does hereby grant and assign to the Secured Party a continuing security interest in all of the Collateral, whether now existing or hereafter arising or acquired and wherever located.

          Section 3. GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS. The Debtor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement (and shall survive until indefeasible payment in full of all of Debtor's obligations under the Loan Agreement), as follows:

          (a) This Agreement is made with full recourse to the Debtor and pursuant to and upon all the warranties, representations, covenants, and agreements on the part of the Debtor contained herein, in the Loan


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Agreement and otherwise made in writing in connection herewith or therewith.

          (b) Except for the security interest of the Secured Party therein, the Debtor is, and as to Collateral acquired from time to time after the date hereof the Debtor will be, the sole legal and beneficial owner of all the Collateral free from any lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens) and the Debtor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Secured Party.

          (c) There is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) now on file or registered in any public office covering any interest of any kind in the Collateral, or intended so to be, which has not been terminated or released by the secured party named therein except for those listed on Schedule 2 hereto without an asterisk to indicate that such financing statement is to be terminated or released on the Closing Date. So long as the Loan Agreement remains in effect or any of the Secured Obligations of the Debtor remain unpaid, the Debtor will not execute and there will not be on file in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interest of the Secured Party hereby granted and provided for and except with respect to Permitted Liens.

          (d) The chief executive office and chief place of business of the Debtor is located at the address of the Debtor listed on the signature page hereof, and the Debtor will not move its chief executive office or chief place of business except to such new location as the Debtor may establish in accordance with the last sentence of this Section 3(d). The originals of all Assigned Agreements and all documents (as well as all duplicates thereof) evidencing all Accounts and all other contract rights or accounts and other property of the Debtor and the only original books of account and records of the Debtor relating thereto are, and will continue to be, kept at such chief executive office or at such new location as the Debtor may establish in accordance with the last sentence of this Section 3(d). The Debtor shall not establish any such new location for its chief executive office or chief place of business until (i) it shall have given to the Secured Party not less than 45 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Secured Party may reasonably request, and (ii) with respect to such new location, it shall have taken such action, satisfactory to the Secured Party (including, without limitation, all action required by Section 8 hereof), to maintain the security interest of the Secured Party in the Accounts intended to be granted at all times fully perfected and in full force and effect.


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          (e)  Debtor has no Collateral located outside of the States listed on Schedule 5 hereto. Debtor has no Inventory, Equipment or other Collateral at any location except the location(s) listed on Schedule 1 hereto. For so long as Debtor owns its Inventory, Equipment and other Collateral, Debtor will not move any such Collateral to, or place any such Collateral at any other location except such new location(s) as the Debtor may establish in accordance with the next sentence of this Section 3(e). The Debtor shall establish no such new location until (i) it shall have given to the Secured Party not less than 45 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Secured Party may reasonably request, and (ii) with respect to such new location, it shall have taken such action, satisfactory to the Secured Party (including, without limitation, all action required by Section 8 hereof), to maintain the security interest of the Secured Party in such Collateral at all times fully perfected and in full force and effect. The notification required by clause (i) of the preceding sentence may be contained in a periodic monthly or quarterly report delivered to the Secured Party pursuant to Section 7.1 of the Loan Agreement if said report is delivered prior to the 45-day period referred to in said clause (i).

          (f) The name of the Debtor is as set forth on the signature page hereto and the Debtor shall not change such name, conduct its business in any other name or take title to the Collateral in any other name while this Agreement remains in effect. The Debtor has never had any name, or conducted business under any name in any jurisdiction, other than its name set forth on the signature page hereto, during the past six years other than as set forth in Schedule 2 annexed hereto and the assets of the Debtor acquired in the Acquisition were not held (prior to their sale to Debtor) by the Seller under any name other than as set forth on Schedule 2 hereto.

          (g) At the Debtor's own expense, the Debtor will: (i) without limiting the provisions of the Loan Agreement, keep the Collateral fully insured at all times with financially sound and responsible insurance carriers against loss or damage by fire and other risks, casualties and contingencies and in such manner and to the same extent that like properties are customarily so insured by other entities engaged in the same or similar businesses similarly situated and keep adequate insurance at all times against liability on account of damage to persons and properties and under all applicable workmen's compensation laws, by insurers and in amounts satisfactory to the Secured Party, for the benefit of the Debtor and the Secured Party, (ii) upon request by the Secured Party, promptly deliver the insurance policies or certificates thereof to the Secured Party, and (iii) keep the Collateral in good condition at all times (normal wear and tear excepted) and maintain same in accordance with all manufacturer's specifications and requirements. Upon any failure of the Debtor to comply with its obligations pursuant to this Section 3(g), the Secured Party may at its option, and without affecting any of its other


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rights or remedies provided herein or as a secured party under the Uniform
Commercial Code, procure the insurance protection it deems necessary and/or cause repairs or modifications to be made to the Collateral and the cost of either or both of which shall be a lien against the Collateral added to the amount of the indebtedness secured hereby and payable on demand with interest at a rate per annum equal to the Post-Default Rate in effect from time to time.

          (h) The Debtor hereby assigns to the Secured Party all of Debtor's right, title and interest in and to any and all moneys which may become due and payable with respect to the Collateral under any policy insuring the Collateral, including return of unearned premium. Debtor hereby (unless the Secured Party otherwise consents in writing or as otherwise provided in the Loan Agreement), to the extent that (x) the proceeds of such insurance are in excess of $100,000 or (y) if less than $100,000, Debtor does not use any such money to replace, repair or restore the Collateral, or (z) a Default or Event of Default exists, directs any such insurance company to make payment directly to the Secured Party; and authorizes the Secured Party to apply such moneys in payment on account of the indebtedness secured hereby, whether or not due, or toward replacement of the Collateral and to remit any surplus to the Debtor subject however to the terms of the Loan Agreement.

          (i) The Debtor will not use the Collateral in violation of any statute or ordinance or applicable insurance policy and will promptly pay all taxes and assessments levied against the Collateral.

          (j)  Except as may otherwise be permitted by Sections 8.9 and
8.15 of the Loan Agreement, the Debtor will not sell, transfer, change the registration, if any, dispose of, attempt to dispose of, substantially modify or abandon the Collateral or any material part thereof (except for sales of inventory in the ordinary course of business and except as otherwise permitted pursuant to Section 5(c) of this Agreement), without the prior written consent of the Secured Party, provided that the Debtor may sell or otherwise dispose of obsolete or worn out Collateral no longer used or useful in its business if the Debtor shall, in the case of Collateral necessary for the conduct of the business of the Debtor, first or substantially simultaneously replace the same with new property of substantially equal value which shall forthwith become subject to the security interest provided for herein.

          (k) The Debtor will not assert against the Secured Party any claim or defense which the Debtor may have against any seller of the Collateral or any part thereof or against any other Person with respect to the Collateral or any part thereof.

          (l) The Debtor will indemnify and hold the Secured Party harmless from and against any loss, liability, damage, costs and expenses


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whatsoever arising from the Debtor's use, operation, ownership or possession of the Collateral or any part thereof.

          (m) The Debtor will maintain the confidentiality of all customer lists and not sell or otherwise dispose of such lists except that the Debtor shall deliver copies thereof to the Secured Party upon its request, which may be made at any time and from time to time after an Event of Default.

          (n) The Debtor will not enter into any agreement that is inconsistent with the Debtor's obligations under this Agreement, without the prior written consent of the Secured Party.

          (o) Upon the occurrence of an Event of Default and at any time thereafter, (x) the Secured Party may (insofar as the Debtor can give authority therefor) enter upon any premises on which the Collateral or any part thereof is located and remove such Collateral from such premises, and
(y) at its own expense, Debtor shall (upon request of the Secured Party) assemble the Collateral (or such portion thereof as is covered by such request) and make it available to the Secured Party at a place designated by the Secured Party.

          Section 4. SPECIAL PROVISIONS CONCERNING ASSIGNED AGREEMENTS. The Debtor represents, warrants and agrees as follows:

          (a) The Assigned Agreements constitute the legal, valid and binding obligations of the Debtor and, to the best of its knowledge, the other parties thereto, enforceable in accordance with their respective terms subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization and similar laws affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing.

          (b) The Debtor will faithfully abide by, perform and discharge each and every obligation, covenant and agreement to be performed by the Debtor under the Assigned Agreements.

          (c) At the request of the Secured Party, and at the sole cost and expense of the Debtor, the Debtor will enforce or secure the performance of each and every obligation, covenant, condition and agreement contained in the Material Assigned Agreements to be performed by the other parties thereto.

          (d) The Debtor will not modify, amend or agree to vary any of the Material Assigned Agreements in any material respect or otherwise act or fail to act in a manner likely (directly or indirectly) to entitle any party thereto to claim that the Debtor is in default under the terms thereof.

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          (e)  The Debtor will not terminate or permit the termination of any Material Assigned Agreement, except in accordance with its terms.

          (f) Without the prior written consent of the Secured Party, the Debtor will not waive or in any manner release or discharge any party to any Material Assigned Agreement from any of the material obligations, covenants, conditions and agreements to be performed by it under such Assigned Agreement including, without limitation, the obligation to make all payments in the manner and at the time and places specified.

          (g) If a Default or Event of Default exists and the Secured Party so requests, the Debtor will hold any payments received by it which are assigned and set over to the Secured Party by this Agreement for and on behalf of the Secured Party and, in accordance with the Loan Agreement, turn them promptly over to the Secured Party forthwith in the same form in which they are received for application in accordance with the terms and conditions of this Agreement and the Loan Agreement.

          (h) The Debtor will appear in and defend every action or proceeding arising under, growing out of or in any manner connected with the Assigned Agreements or the obligations, duties or liabilities of the Debtor and any assignee thereunder.

          (i) Should the Debtor fail to make any payment or to do any act as herein provided, the Secured Party may (but without obligation on the Secured Party's part to do so and without notice to or demand on the Debtor and without releasing the Debtor from any obligation hereunder) make or do the same in such manner and to such extent as the Secured Party may deem necessary to protect the security interests provided hereby, including specifically, without limiting the general powers, the right to appear in and defend any action or proceeding purporting to affect the security interests provided hereby and the Debtor, and the Secured Party may also perform and discharge each and every obligation, covenant and agreement of the Debtor contained in any Assigned Agreement and, in exercising any such powers, pay necessary costs and expenses, employ counsel and incur and pay reasonable attorneys' fees.

          (j) Upon the request of the Secured Party, the Debtor will send to the Secured Party copies of all notices, documents and other papers furnished or received by it with respect to any of the Assigned Agreements.

          Section 5. SPECIAL PROVISIONS CONCERNING ACCOUNTS. (a) As of the time when each Account arises, the Debtor shall be deemed to have warranted as to each such Account that such Account and all papers and documents relating thereto are genuine and in all respects what they purport to be, and that all papers and documents relating thereto:




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               (i)  will be signed by the account debtor named therein (or such account debtor's duly authorized agent) or is otherwise binding on the account debtor;

               (ii) will represent the genuine, legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by such account debtor arising out of the performance of labor or services or the sale and delivery of merchandise or both;

               (iii) to the extent evidenced by writings, will be the only original writings evidencing and embodying such obligation of the account debtor named therein;

               (iv) will evidence true and undisputed obligations enforceable in accordance with their respective terms and not subject to the fulfillment of any contract or condition whatsoever or to any defenses, set-offs or counterclaims, or stamp or other taxes; and

               (v) will be in compliance and will conform with all applicable federal, state and local laws (including applicable usury laws) and applicable laws of any relevant foreign jurisdiction.

The provisions of this Section 5(a) shall only apply to Accounts where the aggregate amount of such Accounts, payable to any Person or group of related Persons, exceeds $100,000 in the aggregate.

          (b) The Debtor will keep and maintain at the Debtor's own cost and expense satisfactory and complete records of the Accounts, including, but not limited to, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and the Debtor will make the same available to the Secured Party, at the Debtor's own cost and expense, at any and all reasonable times upon demand of the Secured Party. The Debtor shall, at the Debtor's own cost and expense, deliver the Accounts (including, without limitation, all documents evidencing the Accounts) and such books and records to the Secured Party or to its representatives upon its demand at any time after the occurrence of an Event of Default which is continuing. If the Secured Party shall so request, the Debtor shall legend, in form and manner satisfactory to the Secured Party, the Accounts and other books, records and documents of the Debtor evidencing or pertaining to the Accounts with an appropriate reference to the fact that the Accounts have been assigned to the Secured Party and that the Secured Party has a security interest therein.

          (c) Except in the ordinary course of business prior to an Event of Default which is continuing, the Debtor will not rescind or cancel any


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indebtedness evidenced by any Account or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any dispute, claim, suit or legal proceeding relating thereto, or sell any Account or interest therein, without the prior written consent of the Secured Party, except that the Debtor may grant discounts of up to 5% in connection with the prepayment of any Account.

          (d) The Debtor will duly fulfill in all material respects all obligations on its part to be fulfilled under or in connection with the Accounts and will do nothing to impair the rights of the Secured Party in the Accounts.

          (e) The Debtor shall endeavor to collect or cause to be collected from the account debtor named in each Account, as and when due (including, without limitation, Accounts which are delinquent, such Accounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Account, and apply forthwith (on a daily basis) upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. The costs and expenses (including attorney's fees) of collection, whether incurred by the Debtor or the Secured Party, shall be borne by the Debtor.

          (f) If any of the Accounts becomes evidenced by an Instrument (as herein defined), the Debtor will notify the Secured Party thereof, and upon request by the Secured Party promptly deliver such Instrument to the Secured Party appropriately endorsed to the order of the Secured Party as further security for the satisfaction in full of the Secured Obligations.

          (g) If an Event of Default shall have occurred and be continuing, upon request of the Secured Party the Debtor shall promptly notify (in manner, form and substance satisfactory to the Secured Party) all Persons who are at any time obligated under any Account that the Secured Party possesses a security interest in such Account and that all payments in respect thereof are to be made to such account as the Secured Party directs.

          Section 6. SPECIAL PROVISIONS CONCERNING EQUIPMENT. The Debtor will do nothing to impair the rights of the Secured Party in the Equipment. The Debtor shall cause the Equipment (to the extent same is a Trade Fixture) to at all times constitute and remain personal property. The Debtor will at all times keep all Equipment insured in favor of the Secured Party, at the expense of the Debtor, in accordance with the Loan Agreement. If the Debtor shall fail to insure the Equipment to the Secured Party's satisfaction, or if the Debtor shall fail to so endorse and deposit all policies or certificates with respect thereto, the Secured Party shall have the right (but shall be under no obligation) to procure such insurance and the Debtor agrees to reimburse the Secured Party for all costs and expenses


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of procuring such insurance, together with interest at a rate per annum equal to the Post-Default Rate from time to time in effect. Subject to the terms of the Loan Agreement, the Secured Party may apply any proceeds of such insurance when received by it toward the payment of any of the Secured Obligations, whether or not the same shall then be due; PROVIDED THAT such proceeds shall not be applied to the Secured Obligations, and shall instead be remitted by the Secured Party to the Debtor, if (x) at the time such proceeds are received by the Secured Party, no Default or Event of Default exists and (y) the amount of such insurance proceeds is less than $100,000. The Debtor retains all liability and responsibility in connection with the Equipment and the liability of the Debtor to pay the Secured Obligations shall in no way be affected or diminished by reason of the fact that such Equipment may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to the Debtor.

          Section 7.  SPECIAL PROVISIONS CONCERNING TRADEMARKS AND PATENTS.
(a) The Debtor (either itself or through licensees) will, for each Trademark, (i) to the extent consistent with past practice, continue to use such Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) employ such Trademark with the appropriate notice of application or registration, (iv) not use such Trademark except for the uses for which registration or application for registration of such Trademark has been made, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark material to the conduct of Debtor's business may become invalidated.

          (b) The Debtor (either itself or through licensees) will, for each Patent, not do any act, or omit to do any act, whereby any Patent which is material to the conduct of the Debtor's business may become abandoned or dedicated.

          (c) The Debtor shall notify the Secured Party promptly (and in any event within 30 days) if it knows or has reason to know that any application or registration relating to any Patent or Trademark which is material to the conduct of the Debtor's business may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court) regarding the Debtor's ownership of any Patent or Trademark which is material to the Debtor's business, its right to register the same, or to keep and maintain the same. Notifications required by this
Section 7(c), or by Section 7(d) or 7(g), may be contained in a periodic monthly or quarterly report delivered to the Secured Party pursuant to

Section 7.1 of the Loan Agreement if said report is delivered within the 30-day period mentioned in said Section 7(c), 7(d) or 7(g), as the case may be.

          (d) In no event shall the Debtor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly (and in any event within 30 days) informs the Secured Party, and, upon request of the Secured Party, executes and delivers any and all agreements, instruments, documents, and papers as the Secured Party may request to evidence the Secured Party's security interest in such Patent or Trademark and the goodwill and general intangibles of the Debtor relating thereto or represented thereby, and the Debtor hereby constitutes the Secured Party its attorney-in-fact upon the occurrence and during the continuance of an Event of Default to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable until the Secured Obligations are paid in full.

          (e) The Debtor will take all necessary steps that are consistent with good business practices in any proceeding before the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application relating to the Patents and Trademarks (and to obtain the relevant registration) and to maintain each registration of each of the Patents and Trademarks which is material to the conduct of the Debtor's business, including, without limitation, filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings.

          (f) In the event that any Collateral consisting of a Patent or Trademark is infringed, misappropriated or diluted by a third party, the Debtor shall notify the Secured Party within (30) days after it learns thereof and shall, if consistent with good business practice, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral consisting of a Patent or Trademark.

          (g) If, before the Secured Obligations have been satisfied in full, the Debtor obtains rights to any new trademark or patentable invention, or becomes entitled to the benefit of any trademark or patent application or patent for any reissue, division, continuation, renewal, extension, or continuation-in-part of any Patent, or any improvement on any Patent, or any trade name, service mark, copyright, permit or license, the provisions of Section 2 shall automatically apply thereto and the Debtor shall promptly (and in any event within 30 days) give the Secured Party notice thereof in writing. The Debtor authorizes the Secured Party to modify this Agreement by amending Schedule 4 to include any future patents and trademarks and patent and trademark applications that are included in Collateral.

          (h) The Debtor shall have the duty, through counsel acceptable to the Secured Party, to prosecute diligently any patent or trademark application pending as of the date of this Agreement or thereafter until the Secured Obligations have been paid in full, to make application on unpatented but patentable inventions and to preserve and maintain all rights in patent and trademark applications; PROVIDED, HOWEVER, that the Debtor shall have no obligation to make application on any unpatented but patentable inventions if making such application would be unnecessary or imprudent in the good faith business judgment of the Debtor. Any expenses incurred in connection with such an application shall be borne by the Debtor. The Debtor shall not abandon any right to file a patent or trademark application or any pending application or patent or trademark in the United States without the consent of the Secured Party, which consent shall not be unreasonably withheld.

          (i) The Secured Party shall have the right but shall in no way be obligated to bring suit in its own name to enforce the Patents and Trademarks and any license thereunder, in which event the Debtor shall, at the request of the Secured Party, do any and all lawful acts and execute any and all proper documents required by the Secured Party in aid of such enforcement action and indemnify the Secured Party for all costs and expenses incurred by the Secured Party in the exercise of its rights under this clause (i).

          (j) The Debtor represents and warrants that (x) it has no Patents or Trademarks except such as are listed on Schedule 4 hereto, and
(y) it is not the holder, owner or licensee of any copyrights except for unregistered copyrights in various catalogs and advertising materials used in Stores.

          Section 8. FINANCING STATEMENTS; DOCUMENTARY STAMP TAXES. (a) The Debtor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Secured Party from time to time such lists, descriptions and designations of Inventory, warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Secured Party deems appropriate or advisable to perfect, preserve or protect its security interest in the Collateral. The Debtor hereby constitutes the Secured Party its attorney-in-fact to execute and file in the name and on behalf of the Debtor such additional financing statements as the Secured Party may request, such acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable until the Secured Obligations are paid in full. Further, to the extent permitted by applicable law, the Debtor authorizes the Secured Party to file any such financing statements without the signature of the Debtor. The Debtor will pay all applicable filing fees and related expenses in connection with any such financing statements.

          (b) The Debtor agrees to procure, pay for, affix to any and all documents and cancel any documentary tax stamps required by and in accordance with, applicable law and the Debtor will indemnify and hold the Secured Party harmless against any liability (including interest and penalties) in respect of such documentary stamp taxes.

          Section 9. SPECIAL PROVISIONS CONCERNING REMEDIES AND SALE. In addition to any rights and remedies now or hereafter granted under applicable law and not by way of limitation of any such rights and remedies, the Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any applicable jurisdiction in addition to the rights and remedies provided herein, in the Loan Agreement and in any other agreement executed in connection with the Loan Agreement whereby the Debtor has granted any lien to the Secured Party. Without in any way limiting the foregoing, upon and after the occurrence of an Event of Default and for so long as such Event of Default exists, upon the giving of notice to the Debtor of Secured Party's intent to pursue any one or all of the following remedies:

          (a) The Secured Party shall have the right, without notice to, or assent by, the Debtor, in the name of the Debtor or in the name of the Secured Party or otherwise:

               (i) to ask for, demand, collect, receive, compound and give acquittance for the Accounts or any part thereof;

               (ii) to extend the time of payment of, compromise or settle for cash, credit or otherwise, and upon any terms and conditions, any of the Accounts;

               (iii) to endorse the name of the Debtor on any checks, drafts or other orders or instruments for the payment of moneys payable to the Debtor which shall be issued in respect of any Account;

               (iv) to file any claims, commence, maintain or discontinue any actions, suits or other proceedings deemed by the Secured Party necessary or advisable for the purpose of collecting or enforcing payment of any Account;

               (v) to make test verifications of the Accounts or any portion thereof;

               (vi) to notify any or all account debtors under any or all of the Accounts to make payment thereof directly to the Secured Party for the account of the Secured Party and to require the Debtor to forthwith give similar notice to the account debtors;

               (vii) to require the Debtor forthwith to account for and transmit to the Secured Party in the same form as received all proceeds (other than physical property) of collection of Accounts received by the Debtor and, until so transmitted, to hold the same in trust for the Secured Party and not commingle such proceeds with any other funds of the Debtor;

               (viii) to take possession of any or all of the Collateral and, for that purpose, to enter, with the aid and assistance of any Person or Persons and with or without legal process, any premises where the Collateral, or any part thereof, are, or may be, placed or assembled, and to remove any of such Collateral;

               (ix) to execute any instrument and do all other things necessary and proper to protect and preserve and realize upon the Collateral and the other rights contemplated hereby;

               (x) upon notice to such effect, to require the Debtor to deliver, at the Debtor's expense, any or all Collateral to the Secured Party at a place designated by the Secured Party and after delivery thereof the Debtor shall have no further claim to or interest in the Collateral; and

               (xi) without obligation to resort to other security, at any time and from time to time, to sell, re-sell, assign and deliver all or any of the Collateral, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, at public or private sale, for cash, upon credit or for future delivery, and at such price, or prices and on such terms as the Secured Party may determine, with the amounts realized from any such sale to be applied to the Secured Obligations in the manner determined by the Secured Party.

The Debtor hereby agrees that all of the foregoing may be effected without demand, advertisement or notice (except as otherwise provided herein or as may be required by law), all of which (except as otherwise provided) are hereby expressly waived, to the extent permitted by law. The Secured Party shall not be obligated to do any of the acts hereinabove authorized, but in the event that the Secured Party elects to do any such act, the Secured

Party shall not be responsible to the Debtor except for its gross negligence or willful misconduct.

          (b) The Secured Party may take legal proceedings for the appointment of a receiver or receivers (to which the Secured Party shall be entitled as a matter of right) to take possession of the Collateral pending the sale thereof pursuant either to the powers of sale granted by this Agreement or to a judgment, order or decree made in any judicial proceeding for the foreclosure or involving the enforcement of this Agreement. If, after the exercise of any or all of such rights and remedies, any of the Secured Obligations shall remain unpaid, the Debtor shall remain liable for any deficiency. After termination of this Agreement and the Loan Agreement and the indefeasible payment in full of the Secured Obligations, any proceeds of the Collateral received or held by the Secured Party shall be turned over to the Debtor and the Collateral shall be reassigned to the Debtor by the Secured Party without recourse to the Secured Party and without any representations, warranties or agreements of any kind.

          (c) Upon any sale of any of the Collateral, whether made under the power of sale hereby given or under judgment, order or decree in any judicial proceeding for the foreclosure or involving the enforcement of this Agreement, and subject to any legal requirement that the Secured Party act in a commercially reasonable manner:

               (i) the Secured Party may bid for and purchase the property being sold, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property in its own absolute right without further accountability, and may, in paying the purchase money therefor, deliver any Note or claims for interest thereon and any other instruments evidencing the Secured Obligations or agree to the satisfaction of all or a portion of the Secured Obligations in lieu of cash in payment of the amount which shall be payable thereon, and the Notes and such instruments, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Secured Party after being appropriately stamped to show partial payment;

               (ii) the Secured Party may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold;

               (iii) the Secured Party is hereby irrevocably appointed the true and lawful attorney-in-fact of the Debtor in its name and stead, to make all necessary deeds, bills of sale and instruments of assignment and transfer of the property thus sold and for such other purposes as are necessary or desirable to effectuate the provisions (including, without limitation, this Section 9) of this Agreement, and for that purpose it may execute and deliver all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one or more Persons with like power, the Debtor hereby ratifying and confirming all that its said attorney, or such substitute or substitutes, shall lawfully do by virtue hereof; but if so requested by the Secured Party or by any purchaser, the Debtor shall ratify and confirm any such sale or transfer by executing and delivering to the Secured Party or to such purchaser all property, deeds, bills of sale, instruments or assignment and transfer and releases as may be designated in any such request;

               (iv) all right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, of the Debtor of, in and to the property so sold shall be divested; such sale shall be a perpetual bar both at law and in equity against the Debtor, its successors and assigns, and against any and all Persons claiming or who may claim the property sold or any part thereof from, through or under the Debtor, its successors or assigns;

               (v) the receipt of the Secured Party or of the officer thereof making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for his or their purchase money, and such purchaser or purchasers, and his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Secured Party or of such officer therefor, be obliged to see to the application of such purchase money or be in any way answerable for any loss, misapplication or nonapplication thereof; and.

               (vi) to the extent that it may lawfully do so, and subject to any legal requirement that the Secured Party act in a commercially reasonable manner, the Debtor agrees that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any appraisement, valuation, stay, extension or redemption laws, or any law permitting it to direct the order in which the Collateral or any part thereof shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Agreement, the Loan Agreement, the Notes, the Loan Documents, or any other agreement or instrument executed in connection with the Loan Agreement whereby the Debtor has granted any Lien to the Secured Party, and the Debtor hereby expressly waives all benefit or advantage of any such laws and covenants that it will not hinder, delay or impede the execution of any power granted or delegated to the Secured Party in this Agreement, but will suffer and permit the execution of every such power as though no such laws were in force. In the event of any sale of Collateral pursuant to this Section, the Secured Party shall, at least 10 days before such sale, give the Debtor written, telegraphic or telex notice of its intention to sell, except that, if the Secured Party shall determine in its sole discretion that any of the Collateral threatens to decline speedily in value, any such sale may be made upon 3 days' written, telegraphic or telex notice to the Debtor.

          Section 10. APPLICATION OF MONEYS. (a) Except as otherwise provided herein or in the Loan Agreement, all moneys which the Secured Party shall receive, in accordance with the provisions hereof, shall be applied (to the extent thereof) in the following manner: FIRST, to the payment of all costs and expenses incurred in connection with the administration and enforcement of, or the preservation of any rights under, this Agreement or any of the reasonable expenses and disbursements of the Secured Party (including, without limitation, the fees and disbursements of its counsel and agents); SECOND, to the payment of all Secured Obligations arising out of the Loan Agreement and the Notes and, if not therein provided, in such order as the Secured Party may determine; and THIRD, to the payment of all other Secured Obligations in such order as the Secured Party may determine.

          (b) If after applying any amounts which the Secured Party has received in respect of the Collateral any of the Secured Obligations remain unpaid, the Debtor shall continue to be liable for any deficiency, together with interest.

          Section 11. GRANT OF LICENSE TO USE PATENT AND TRADEMARK COLLATERAL. For the purpose of enabling the Secured Party to exercise rights and remedies hereunder at such time as the Secured Party, without regard to this Section 11, shall be lawfully entitled to exercise such rights and remedies, the Debtor hereby grants to the Secured Party an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Debtor) to use, license or sublicense any Patent or Trademark, now owned or hereafter acquired by the Debtor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer and automatic machinery software and programs used for the compilation or printout thereof.

          Section 12. LICENSE TO THE DEBTOR. Unless and until there has occurred and is continuing an Event of Default, the Secured Party hereby grants to the Debtor the exclusive, nontransferable right and license to use the Trademarks and to make, have made, use and sell the inventions disclosed and claimed in the Patents for the Debtor's benefit and account and for none other. The Debtor agrees not to sell or assign its interest in, or grant any sublicense under, the license granted to the Debtor in this Section 12 without the prior written consent of the Secured Party.

          Section 13. FEES AND EXPENSES, ETC. Any and all fees, costs and expenses of whatever kind or nature, including but not limited to the reasonable attorneys' fees and legal expenses incurred by the Secured Party in connection with this Agreement, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, fees and other costs relating to the encumbrances or otherwise protecting, maintaining, preserving the Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to the Collateral, shall be borne and paid by the Debtor on demand by the Secured Party and until so paid shall be added to the principal amount of the Secured Obligations and shall bear interest (x) prior to the maturity of the Loans, by acceleration or otherwise, at the highest pre-maturity fluctuating rate provided for in the Loan Agreement for the Loans and (y) after the maturity of the Loans, by acceleration or otherwise, at a rate per annum equal to the Post-Default Rate in effect from time to time. In addition, the Debtor will pay, and indemnify and hold the Secured Party harmless from and against, any and all liabilities, obligations, losses, damages penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the Collateral, including (without limitation) claims of patent or trademark infringement and any claim of unfair competition or anti-trust violation, PROVIDED that the Debtor shall have no obligation hereunder with respect to such indemnification arising from the Secured Party's gross negligence or willful misconduct.

          Section 14. MISCELLANEOUS. (a) Any notice or demand upon the Debtor shall be deemed to have been sufficiently given or served for all purposes thereof when mailed, postage prepaid, by registered or certified mail, return receipt requested, or when telegraphed, telecopied, telexed or sent by messenger or by Federal Express (or similar express or courier service), to the Debtor at its address set forth below or at such other address as the Debtor may designate in a writing delivered to the Secured Party, provided that in the case where the Secured Party is required to give only three days' notice of a proposed sale of the Collateral such notice shall not be deemed given until delivered to the chief executive office of the Debtor provided for herein. All notices to the Secured Party shall be deemed to have been given when delivered by mail, telegraph, telecopy, telex, messenger or Federal Express (or similar express or courier service) to the Secured Party at its address set forth below or at such other address as the Secured Party may designate in a writing delivered to the Debtor.

          (b) No delay on the part of the Secured Party in exercising any of its rights, remedies, powers and privileges hereunder or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Debtor and the Secured Party. No notice to or demand on the Debtor in any case shall entitle the Debtor to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Secured Party to any other or further action in any circumstances without notice or demand.

          (c) The obligations of the Debtor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Debtor; (ii) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of the Loan Agreement, the Notes, this Agreement, the other Loan Documents, any other agreement or instrument executed in connection with the Loan Agreement whereby the Debtor has granted any Lien to the Secured Party or any other agreement or instrument executed in connection with any of the foregoing, the Secured Obligations or any security for any of the Secured Obligations; or (iii) any amendment to or modification of any of the foregoing; whether or not the Debtor shall have notice or knowledge of any of the foregoing. The rights and remedies of the Secured Party herein provided are cumulative and not exclusive of any rights or remedies which the Secured Party would otherwise have.

          (d) This Agreement shall be binding upon the Debtor and its successors and assigns and shall inure to the benefit of the Secured Party and its successors and assigns, except that the Debtor may not transfer or assign any of its obligations, rights or interest hereunder without the prior written consent of the Secured Party and any such purported assignment by the Debtor shall be void. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement.

          (e) The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

          (f) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          (g) All rights, remedies and powers provided by this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and the provisions hereof are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered or filed under the provisions of any applicable law.

          (h) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED WHOLLY WITHIN THE STATE OF NEW YORK (REGARDLESS OF THE PLACE WHERE THIS AGREEMENT IS EXECUTED) except to the extent that matters of title, or creation, perfection and priority of the security interests created hereby, or procedural issues of foreclosure are required to be governed by the laws of the state in which the Collateral, or part thereof, is located.

          (i) It is expressly agreed, anything herein, in the Loan Documents or in any other agreement or instrument executed in connection with the Loans to the contrary notwithstanding, that the Debtor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Secured Party shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of the Debtor under or pursuant to any or in respect of any Collateral.

          (j) This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

          (k) EACH OF THE SECURED PARTY AND THE DEBTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY AND ALL RIGHTS EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE BANKS, THE SECURED PARTY, THE DEBTOR OR ANY OTHER CREDIT PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTY ENTERING INTO THIS AGREEMENT AND FOR THE BANKS AND THE SECURED PARTY ENTERING INTO THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          Section 15. ASSIGNABILITY OF STORE LEASES. This Agreement shall not be deemed to grant a security interest in:

          (x) any Store Lease, or any Non-Trade Fixture or leasehold improvement as to which the relevant landlord has any right or interest under a Store Lease, which by the terms of such Store Lease are prohibited from being assigned or encumbered without the consent of the non-Debtor party or parties thereto, until such Person so consents; PROVIDED, HOWEVER, that nothing in this clause (x) shall require the Debtor to obtain any such consent (although Debtor will use its best efforts to make sure that any Store Lease entered into after the Closing Date does not contain any such prohibition); or

          (y)  any Operating Lease (other than any which is listed on Annex
D to the legal opinion of Warner, Norcross & Judd dated the Closing Date and delivered pursuant to Section 6 of the Loan Agreement) which by its terms may not be assigned or encumbered without the consent of the non-Debtor party or parties thereto, until such Person so consents.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.



ADDRESSES                              FAMILY BOOKSTORES
5300 Patterson, S.E.                      COMPANY, INC., as Debtor
Grand Rapids, Mich. 49530
fax: 616/554-8607                      By /S/______________________________
                                          Name:   Leslie E. Dietzman
                                          Title:  President



                                       BANK OF SCOTLAND, as Agent,
565 Fifth Avenue                          Secured Party
New York, New York 10017
fax: 212/557-9460                      By /S/______________________________
                                          Jack S. Dykes
                                          Vice President